Exhibit 99.2

Premara Financial, Inc. and Subsidiary

Consolidated Balance Sheets

As of September 30, 2017 and December 31, 2016

	September 30, 2017	December 31, 2016
Assets:	(Unaudited)	(Audited)
Cash and cash equivalents:
Cash and due from banks	$3,154,147	$3,222,428
Interest-bearing bank deposits	22,079,906	5,792,212
Total cash and cash equivalents	25,234,053	9,014,640
Time deposits with financial institutions	500,000	500,000
Securities available-for-sale	32,940,378	31,460,193
Securities held-to-maturity	1,250,000	1,250,000
Nonmarketable equity securities	1,893,011	1,744,493
Loans	204,346,798	200,782,266
Allowance for loan and lease losses	(2,341,171)	(2,138,155)
Loans, net	202,005,627	198,644,111
Premises and equipment, net	1,068,191	1,255,529
Deferred tax asset	2,589,319	2,857,861
Intangible assets	754,664	610,208
Bank owned life insurance	5,642,666	5,530,975
Accrued interest receivable	948,172	910,168
Other assets	1,170,006	1,262,532
Total assets	$275,996,087	$255,040,710

Liabilities:
Deposits:
Demand:
Noninterest-bearing	$51,231,987	$48,181,492
Interest-bearing	20,524,068	20,413,683
Savings and money market	79,041,934	75,868,981
Time deposits, under $250,000	65,318,778	57,468,248
Time deposits, $250,000 and over	4,128,055	2,715,049
Total deposits	220,244,822	204,647,453
Federal Home Loan Bank advances	29,000,000	25,000,000
Accrued interest payable	55,744	53,073
Other liabilities	916,119	830,168
Total liabilities	250,216,685	230,530,694

Stockholders’ equity:
Preferred stock, $0.01 par value; authorized 1,000,000 shares; no shares issued and outstanding	-	-
Common stock, $0.01 par value; authorized 25,000,000 shares; 3,179,808 and 3,160,268 shares issued and outstanding at September 30, 2017 and December 31, 2016, respectively	31,798	31,603
Additional paid in capital	23,757,712	23,556,468
Retained earnings	1,899,569	1,064,157
Accumulated other comprehensive income (loss)	90,323	(142,212)
Total stockholders’ equity	25,779,402	24,510,016
Total liabilities and stockholders’ equity	$275,996,087	$255,040,710

Premara Financial, Inc. and Subsidiary

Consolidated Statements of Income

Nine Months Ended September 30, 2017 and 2016

	2017	2016
Interest income:	(Unaudited)	(Unaudited)
Loans, including fees	$7,379,985	$6,487,232
Securities	804,350	819,144
Other interest and dividend income	48,914	86,090
Total interest income	8,233,249	7,392,466
Interest expense:
Time deposits, $250,000 and over	21,268	15,154
Other deposits	957,859	870,589
Other borrowings	257,789	151,719
Total interest expense	1,236,916	1,037,462
Net interest income	6,996,333	6,355,004
Provision for loan losses	275,000	25,000
Net interest income after provision for loan losses	6,721,333	6,330,004
Noninterest income:
Debit and ATM income	112,537	150,556
Bank owned life insurance	111,692	113,162
Gain on sale of available-for-sale securities	-	15,371
Gain on sale of premises and equipment	1,000	2,097
Gain on sale of loans	536,687	-
Service charges and other income	385,829	466,907
Total noninterest income	1,147,745	748,093
Noninterest expense:
Compensation and employee benefits	3,851,176	3,151,967
Occupancy	762,758	778,939
Furniture and equipment	206,841	283,939
Professional services	195,067	445,340
Merger-related expenses	79,868	-
Data processing	429,248	440,061
Loss on sale of other real estate owned	909	-
Advertising and marketing	114,259	77,238
FDIC insurance premiums	142,531	162,729
Other operating	1,052,554	1,020,993
Total noninterest expense	6,835,211	6,361,206
Income before income taxes	1,033,867	696,891
Income tax expense	198,455	42,416
Net income	835,412	654,475
Preferred stock dividends	-	-
Net income available to common stockholders	$835,412	$654,475
Net income available per common share
Basic	$0.26	$0.21
Diluted	$0.26	$0.21
Average common shares outstanding
Basic	3,162,630	3,160,268
Diluted	3,162,630	3,160,268

Premara Financial, Inc. and Subsidiary

Consolidated Statements of Income

Three Months Ended September 30, 2017 and 2016

	2017	2016
Interest income:	(Unaudited)	(Unaudited)
Loans, including fees	$2,536,947	$2,265,372
Securities	291,055	249,707
Other interest and dividend income	19,860	11,503
Total interest income	2,847,862	2,526,582
Interest expense:
Time deposits, $250,000 and over	9,836	6,694
Other deposits	328,944	303,091
Other borrowings	106,456	44,986
Total interest expense	445,236	354,771
Net interest income	2,402,626	2,171,811
Provision for loan losses	175,000	-
Net interest income after provision for loan losses	2,227,626	2,171,811
Noninterest income:
Debit and ATM income	37,098	40,614
Bank owned life insurance	37,515	41,055
Gain on sale of available-for-sale securities	-	5,451
Gain on sale of premises and equipment	-	2,097
Gain on sale of loans	106,074	-
Service charges and other income	116,859	155,409
Total noninterest income	297,546	244,626
Noninterest expense:
Compensation and employee benefits	1,246,416	1,113,348
Occupancy	247,560	268,896
Furniture and equipment	66,019	94,477
Professional services	71,726	123,797
Merger-related expenses	32,989	-
Data processing	153,564	145,526
Loss on sale of other real estate owned	909	-
Advertising and marketing	37,195	39,162
FDIC insurance premiums	47,748	52,930
Other operating	346,316	318,178
Total noninterest expense	2,250,442	2,156,314
Income before income taxes	274,730	260,123
Income tax expense	30,686	27,760
Net income	244,044	232,363
Preferred stock dividends	-	-
Net income available to common stockholders	$244,044	$232,363
Net income available per common share
Basic	$0.08	$0.07
Diluted	$0.08	$0.07
Average common shares outstanding
Basic	3,167,277	3,160,268
Diluted	3,169,042	3,160,268

Premara Financial, Inc. and Subsidiary

Consolidated Statements of Comprehensive Income

Nine Months Ended September 30, 2017 and 2016

	2017	2016
	(Unaudited)	(Unaudited)
Net income	$835,412	$654,475

Other comprehensive income:
Investment securities available-for-sale:
Unrealized holding gains	366,913	513,249
Tax effect	(132,015)	(184,718)
Reclassification of gains recognized in net income	-	(15,371)
Tax effect	-	5,632
Net of tax amount	234,898	318,792

Hedging activities:
Hedge effectiveness	(3,691)	(414,021)
Tax effect	1,328	151,697
Net of tax amount	(2,363)	(262,324)

Other comprehensive income, net of tax	232,535	56,468
Comprehensive income	$1,067,947	$710,943

Premara Financial, Inc. and Subsidiary

Consolidated Statements of Comprehensive Income

Three Months Ended September 30, 2017 and 2016

	2017	2016
	(Unaudited)	(Unaudited)
Net income	$244,044	$232,363

Other comprehensive income (loss):
Investment securities available-for-sale:
Unrealized holding gains (losses)	(146,737)	190,607
Tax effect	52,796	(69,838)
Reclassification of gains recognized in net income	-	(5,541)
Tax effect	-	2,030
Net of tax amount	(93,941)	117,258

Hedging activities:
Hedge effectiveness	16,941	(119,030)
Tax effect	(6,095)	43,612
Net of tax amount	10,846	(75,418)

Other comprehensive income (loss), net of tax	(83,095)	41,840
Comprehensive income	$160,949	$274,203

Premara Financial, Inc. and Subsidiary

Consolidated Statements of Cash Flows

Nine Months Ended September 30, 2017 and 2016

	2017	2016
	(Unaudited)	(Unaudited)
Cash flows from operating activities:
Net income	$835,412	$654,475
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for loan losses	275,000	25,000
Depreciation and amortization	327,661	416,952
Discount accretion and premium amortization, net	125,588	126,941
Gain on sale of available-for-sale securities	-	(15,371)
Gain on sale and writedown of premises and equipment	(1,000)	(2,097)
Loss on sale of other real estate owned	909	-
Deferred income tax expense	137,855	34,705
Increase in servicing asset	(200,807)	-
Intangible assets amortization	56,351	46,033
Stock compensation	14,441	14,273
Increase in bank owned life insurance	(111,691)	(113,163)
Originations of loans held for sale	(6,802,950)	-
Proceeds from the sale of loans held for sale	7,339,637	-
Gain on sale of loans held for sale	(536,687)	-
(Increase) decrease in other assets	92,526	(378,183)
(Increase) decrease in accrued interest receivable	(38,004)	46,026
Increase in other liabilities	82,260	219,364
Increase in accrued interest payable	2,671	2,144
Net cash provided by operating activities	1,599,172	1,077,099
Cash flows from investing activities:
Purchase of securities available-for-sale	(2,732,310)	(3,071,976)
Proceeds from sales, calls, prepayments and maturities of securities available-for-sale	1,493,450	8,829,830
Purchase of nonmarketable equity securities	(838,200)	(417,200)
Sale of nonmarketable equity securities	689,682	332,500
Net increase in loans	(3,686,516)	(8,861,702)
Purchase of premises and equipment	(144,249)	(104,952)
Proceeds from sale of premises and equipment	4,926	5,500
Proceeds from the sale of other real estate owned	49,091	-
Purchase of bank owned life insurance	-	(2,600,000)
Net cash provided by (used in) investing activities	(5,164,126)	(5,888,000)
Cash flows from financing activities:
Net (decrease) increase in deposits	15,597,369	(3,004,183)
Federal Home Loan Bank advances , net	4,000,000	1,000,000
Exercise of common stock warrants	186,998	-
Net cash provided by (used in) financing activities	19,784,367	(2,004,183)
Net increase (decrease) in cash and cash equivalents	16,219,413	(6,815,084)
Cash and cash equivalents, beginning	9,014,640	19,991,259
Cash and cash equivalents, ending	$25,234,053	$13,176,175

Premara Financial, Inc. and Subsidiary

Consolidated Statements of Cash Flows, continued

Nine Months Ended September 30, 2017 and 2016

	2017	2016
	(Unaudited)	(Unaudited)
Supplemental disclosures of cash flow information
Cash paid during the year for interest	$1,234,245	$1,035,318
Cash paid during the year for income taxes	$133,600	$94,756
Supplemental schedule of noncash investing and financing activity
Change in unrealized loss on securities available-for-sale	$(366,913)	$513,249
Change in hedge effectiveness	$(3,691)	$(414,021)
Loans transferred to other real estate owned	$50,000	$-

Premara Financial, Inc. and Subsidiary

Notes to Consolidated Financial Statements (Unaudited)

Note 1. Summary of Significant Accounting Policies

Carolina Premier Bank (the “Bank”) was incorporated in North Carolina to serve as a state chartered commercial bank to provide banking services to customers located primarily in Charlotte, North Carolina and the surrounding areas. Carolina Premier Bank commenced business on August 29, 2007, and its deposits are insured by the Federal Deposit Insurance Corporation (FDIC). As a state chartered commercial bank, the Bank is subject to regulation by the Office of the North Carolina Commissioner of Banks and the Federal Deposit Insurance Corporation.

On May 10, 2011, the shareholders of Carolina Premier Bank approved a plan of corporate reorganization under which the Bank became a wholly-owned subsidiary of Premara Financial, Inc. (the “Company”), which was organized for that purpose by the Bank’s Board of Directors. The authorized common stock of Premara Financial, Inc. is 25,000,000 shares with $.01 par value. Pursuant to the reorganization, the Company issued all shares of its common stock in exchange for all of the outstanding common shares of the Bank on May 24, 2011. The consolidated financial statements include the accounts of the parent company and its wholly owned subsidiary after elimination of all significant intercompany balances and transactions.

On July 20, 2017, the Company and Select Bancorp, Inc., the holding company for Select Bank & Trust Company, entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), pursuant to which the Company will merge with and into Select Bancorp, and the Bank will merge with and into Select Bank & Trust Company. The parties anticipate closing the merger during the fourth quarter of 2017.

The consolidated financial statements in this report (other than the Consolidated Balance Sheet at December 31, 2016) are unaudited. In the opinion of management, all adjustments (none of which were other than normal accruals) necessary for a fair presentation of the financial position and results of operations for the periods presented have been included. Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these consolidated financial statements in conformity with generally accepted accounting principles in the United States (GAAP). Actual results could differ from those estimates.

The Company’s accounting policies are fundamental to understanding management’s discussion and analysis of results of operations and financial condition. Many of the Company’s accounting policies require significant judgment regarding valuation of assets and liabilities and/or significant interpretation of the specific accounting guidance. A description of the Company’s significant accounting policies can be found in Note 1 of the Notes to Consolidated Financial Statements in the Company’s 2016 Report on Consolidated Financial Statements.

Recently issued accounting pronouncements:

The following is a summary of recent authoritative pronouncements that may affect accounting, reporting, and disclosure of financial information by the Company:

In May 2014, the FASB issued guidance to change the recognition of revenue from contracts with customers. The core principle of the new guidance is that an entity should recognize revenue to reflect the transfer of goods and services to customers in an amount equal to the consideration the entity receives or expects to receive. The guidance will be effective for the Company for reporting periods beginning after December 15, 2017. The Company will apply the guidance using a modified retrospective approach. The Company does not expect these amendments to have a material effect on its financial statements.

In February 2016, the FASB amended the Leases topic of the Accounting Standards Codification to revise certain aspects of recognition, measurement, presentation, and disclosure of leasing transactions. The amendments will be effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Early adoption is permitted. The Company is currently evaluating the effect that implementation of the new standard will have on its financial position, results of operations, and cash flows.

Premara Financial, Inc. and Subsidiary

Notes to Consolidated Financial Statements (Unaudited)

Note 1. Summary of Significant Accounting Policies, Continued

In June 2016, the FASB issued guidance to change the accounting for credit losses and modify the impairment model for certain debt securities. The amendments will be effective for the Company for reporting periods beginning after December 15, 2020. Early adoption is permitted for all organizations for periods beginning after December 15, 2018. The Company is currently evaluating the effect that implementation of the new standard will have on its financial position, results of operations, and cash flows.

In January 2017, the FASB issued guidance to clarify the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The amendment to the Business Combinations Topic is intended to address concerns that the existing definition of a business has been applied too broadly and has resulted in many transactions being recorded as business acquisitions that in substance are more akin to asset acquisitions. The guidance will be effective for the Company for reporting periods beginning after December 15, 2017. Early adoption is permitted. The Company does not expect these amendments to have a material effect on its financial statements.

In January 2017, the FASB amended the Goodwill and Other Topic of the Accounting Standards Codification to simplify the accounting for goodwill impairment for public business entities and other entities that have goodwill reported in their financial statements and have not elected the private company alternative for the subsequent measurement of goodwill. The amendment removes Step 2 of the goodwill impairment test. A goodwill impairment will now be the amount by which a reporting unit’s carrying value exceeds its fair value, not to exceed the carrying amount of goodwill. The effective date and transition requirements for the technical corrections will be effective for the Company for reporting periods beginning after December 15, 2020. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The Company does not expect these amendments to have a material effect on its financial statements.

In February 2017, the FASB amended the Other Income Topic of the Accounting Standards Codification to clarify the scope of the guidance on nonfinancial asset derecognition as well as the accounting for partial sales of nonfinancial assets. The amendments conform the derecognition guidance on nonfinancial assets with the model for transactions in the new revenue standard. The amendments will be effective for the Company for reporting periods beginning after December 15, 2017. The Company does not expect these amendments to have a material effect on its financial statements.

In March 2017, the FASB amended the requirements in the Receivables—Nonrefundable Fees and Other Costs Topic of the Accounting Standards Codification related to the amortization period for certain purchased callable debt securities held at a premium. The amendments shorten the amortization period for the premium to the earliest call date. The amendments will be effective for the Company for interim and annual periods beginning after December 15, 2018. Early adoption is permitted. The Company does not expect these amendments to have a material effect on its financial statements.

In May 2017, the FASB amended the requirements in the Compensation—Stock Compensation Topic of the Accounting Standards Codification related to changes to the terms or conditions of a share-based payment award. The amendments provide guidance about which changes to the terms or conditions of a share-based payment award require an entity to apply modification accounting. The amendments will be effective for the Company for annual periods, and interim periods within those annual periods, beginning after December 15, 2017. Early adoption is permitted. The Company does not expect these amendments to have a material effect on its financial statements.

Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies are not expected to have a material impact on the Company’s financial position, results of operations or cash flows.

Premara Financial, Inc. and Subsidiary

Notes to Consolidated Financial Statements (Unaudited)

Note 2. Securities

The amortized cost and estimated fair values of securities available-for-sale at September 30, 2017 and December 31, 2016 were:

	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
September 30, 2017
Collateralized mortgage obligations	$476,066	$1,553	$-	$477,619
Mortgage-backed securities	7,797,647	17,701	76,707	7,738,641
Municipal bonds - nontaxable	16,121,647	316,151	3,788	16,434,009
Municipal bonds - taxable	4,417,233	169,086	80,100	4,506,219
Other securities	3,767,799	29,003	12,912	3,783,890
	$32,580,391	$533,494	$173,507	$32,940,378

	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
December 31, 2016
Collateralized mortgage obligations	$560,937	$-	$2,623	$558,314
Mortgage-backed securities	7,188,775	702	122,632	7,066,845
Municipal bonds - nontaxable	16,178,268	129,351	76,089	16,231,530
Municipal bonds - taxable	4,524,437	89,420	32,599	4,581,258
Other securities	3,014,702	20,990	13,446	3,022,246
	$31,467,119	$240,463	$247,389	$31,460,193

The amortized cost and estimated fair values of securities held-to-maturity as of September 30, 2017 and December 31, 2016 were:

	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
September 30, 2017
Other securities	$1,250,000	$30,940	$-	$1,280,940
	$1,250,000	$30,940	$-	$1,280,940

	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
December 31, 2016
Other securities	$1,250,000	$34,155	$-	$1,284,155
	$1,250,000	$34,155	$-	$1,284,155

Premara Financial, Inc. and Subsidiary

Notes to Consolidated Financial Statements (Unaudited)

Note 2. Securities, Continued

The amortized costs and fair values of investment securities available-for-sale at September 30, 2017, by contractual maturity, are shown in the following chart. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized
	Cost	Fair Value
Due one year or less	$2,712,417	$2,710,261
Due after one year through five years	8,629,149	8,628,902
Due after five years through ten years	15,298,129	15,565,575
Due after ten years	5,940,696	6,035,640
Total available-for-sale securities	$32,580,391	$32,940,378

The amortized costs and fair values of investment securities held-to-maturity at September 30, 2017, by contractual maturity, are shown in the following chart. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized
	Cost	Fair Value
Due one year or less	$-	$-
Due after one year through five years	-	-
Due after five years through ten years	1,250,000	1,280,940
Due after ten years	-	-
Total held-to-maturity securities	$1,250,000	$1,280,940

No available-for-sale securities were sold during the nine months ended September 30, 2017. Proceeds from the sale of securities available-for-sale during the nine months ended September 30, 2016 were $6,493,944 and resulted in gross gains of $15,371.

The following tables present available-for-sale securities, gross unrealized losses and related fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of September 30, 2017 and December 31, 2016:

	Less than 12 Months		12 Months or More		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
September 30, 2017
Collateralized mortgage
obligations	$-	$-	$-	$-	$-	$-
Mortgage-backed securities	4,578,576	(45,368)	1,234,242	(31,339)	5,812,818	(76,707)
Municipal bonds-non-taxable	1,630,958	(3,788)	-	-	1,630,958	(3,788)
Municipal bonds-taxable	-	-	518,742	(80,100)	518,742	(80,100)
Other securities	1,581,336	(12,912)	-	-	1,581,336	(12,912)

Total	$7,790,870	$(62,068)	$1,752,984	$(111,439)	$9,543,854	$(173,507)

Premara Financial, Inc. and Subsidiary

Notes to Consolidated Financial Statements (Unaudited)

Note 2. Securities, Continued

	Less than 12 Months		12 Months or More		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
December 31, 2016
Collateralized mortgage
obligations	$558,314	$(2,623)	$-	$-	$558,314	$(2,623)
Mortgage-backed securities	7,014,889	(122,632)	-	-	7,014,889	(122,632)
Municipal bonds-non-taxable	6,117,121	(76,089)	-	-	6,117,121	(76,089)
Municipal bonds-taxable	367,312	(3,034)	385,593	(29,565)	752,905	(32,599)
Other securities	2,261,994	(13,446)	-	-	2,261,994	(13,446)

Total	$16,319,630	$(217,824)	$385,593	$(29,565)	$16,705,223	$(247,389)

There were no held-to-maturity securities in an unrealized loss position as of September 30, 2017 and December 31, 2016.

Management evaluates securities for other-than-temporary impairment at least on a quarterly basis, and more frequently when economic or market concerns warrant such evaluation. Consideration is given to (1) the length of time and the extent to which the fair value has been less than cost, (2) the financial condition and near-term prospects of the issuer, and (3) the intent and ability of the Company to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value. The unrealized losses in the Company’s investment portfolio relate principally to current interest rates for similar types of securities. In analyzing an issuer’s financial condition, management considers whether the securities are issued by the federal government or its agencies, whether downgrades by bond rating agencies have occurred, and the results of reviews of the issuer’s financial condition. As management has the ability to hold debt securities for the foreseeable future, no declines are deemed to be other-than-temporary.

The amortized cost of the investment securities pledged at September 30, 2017 and December 31, 2016 were $1,484,011 and $3,072,908, respectively, and fair values were $1,545,999 and $3,115,445, respectively.

Note 3. Loans Receivable

Major classifications of loans receivable are summarized as follows:

	September 30, 2017	December 31, 2016
Residential real estate	$58,501,446	$62,935,278
Commercial real estate	95,066,743	89,211,374
Construction and land	18,968,376	19,456,283
Commercial and industrial	31,025,369	28,414,988
Consumer and other	643,623	672,064
Total gross loans	204,205,557	200,689,987
Less: deferred loan fees (costs)	(141,241)	(92,279)
Less: allowance for loan losses	2,341,171	2,138,155
Total loans, net	$202,005,627	$198,644,111

Premara Financial, Inc. and Subsidiary

Notes to Consolidated Financial Statements (Unaudited)

Note 3. Loans Receivable, Continued

The following tables present activity in the allowance for loan losses by portfolio segment for the nine and three months ended September 30, 2017 and 2016:

	Residential Real Estate	Commercial Real Estate	Construction and Land	Commercial and Industrial	Consumer and Other	Total
Nine months ended September 30, 2017:
Beginning balance	$590,599	$1,008,100	$138,906	$379,552	$20,998	$2,138,155
Charge-offs	(69,055)	-	-	-	(3,880)	(72,935)
Recoveries	-	-	-	605	346	951
Provisions	12,101	(39,255)	19,839	280,241	2,074	275,000
Ending balance	$533,645	$968,845	$158,745	$660,398	$19,538	$2,341,171
Three months ended September 30, 2017:
Beginning balance	$537,617	$900,661	$196,052	$583,715	$17,520	$2,235,565
Charge-offs	(66,465)	-	-	-	(3,880)	(70,345)
Recoveries	-	-	-	605	346	951
Provisions	62,493	68,184	(37,307)	76,078	5,552	175,000
Ending balance	$533,645	$968,845	$158,745	$660,398	$19,538	$2,341,171
Allowance for Loan Losses as of September 30, 2017: Individually evaluated for impairment	$9,609	$-	$-	$276,629	$-	$286,238
Collectively evaluated for impairment	$524,036	$968,845	$158,745	$383,769	$19,538	$2,054,933
Loans Receivable as of September 30, 2017
Ending balance - total	$58,501,446	$95,066,743	$18,968,376	$31,025,369	$643,623	$204,205,557
Ending balances:
Individually evaluated for impairment	$1,494,154	$242,330	$-	$1,584,952	$-	$3,321,436
Collectively evaluated for impairment	$57,007,292	$94,824,413	$18,968,376	$29,440,417	$643,623	$200,884,121

Premara Financial, Inc. and Subsidiary

Notes to Consolidated Financial Statements (Unaudited)

Note 3. Loans Receivable, Continued

	Residential Real Estate	Commercial Real Estate	Construction and Land	Commercial and Industrial	Consumer and Other	Total
Nine months ended September 30, 2016:
Beginning balance	$714,231	$831,678	$128,988	$569,003	$48,962	$2,292,862
Charge-offs	(56,632)	(1,744)	-	(318,323)	(440)	(377,139)
Recoveries	37,975	1,744	-	-	70,923	110,642
Provisions	(41,975)	(2,212)	16,373	150,513	(97,699)	25,000
Ending balance	$653,599	$829,466	$145,361	$401,193	$21,746	$2,051,365
Three months ended September 30, 2016:
Beginning balance	$580,979	$896,903	$76,485	$374,494	$15,450	$1,944,311
Charge-offs	-	-	-	-	(440)	(440)
Recoveries	37,975	1,744	-	-	67,775	107,494
Provisions	34,645	(69,181)	68,876	26,699	(61,039)	-
Ending balance	$653,599	$829,466	$145,361	$401,193	$21,746	$2,051,365
Allowance for Loan Losses as of September 30, 2016: Individually evaluated for impairment	$62,771	$-	$-	$52,896	$-	$115,667
Collectively evaluated for impairment	$590,828	$829,466	$145,361	$348,297	$21,746	$1,935,698
Loans Receivable as of September 30, 2016
Ending balance - total	$57,900,079	$82,080,911	$16,319,198	$28,214,208	$740,279	$185,254,675
Ending balances:
Individually evaluated for impairment	$1,657,404	$-	$706,347	$1,727,930	$-	$4,091,681
Collectively evaluated for impairment	$56,242,675	$82,080,911	$15,612,851	$26,486,278	$740,279	$181,162,994

The credit quality indicators presented for all classes within the loan portfolio is a widely used and standard system representing the degree of risk of nonpayment. The risk-grade categories presented in the following table are:

Pass – These loans have a risk profile which range from superior quality with minimal credit risk, to loans requiring management attention, but still have an acceptable risk profile, and continue to perform primarily as contracted.

Special mention – These credit facilities have potential developing weaknesses that deserve extra attention from the loan officer, and other management personnel. If the loan officer cannot correct or mitigate the developing weakness, there may be deterioration in the ability of the borrower to repay the bank’s debt in the future. Loan officers should not assign this grade to loans that bear certain peculiar risks normally associated with the types of financing involved, unless circumstances have caused the risk to increase to a level higher than would have been acceptable when the credit was originally approved. Loan officers should generally grade loans where actual, not potential, weaknesses or problems are clearly evident and significant in one of the categories below.

Substandard – This category includes loans possessing weaknesses that jeopardize the ultimate collection of principal and interest outstanding. These loans are inadequately protected by the sound worth and paying capacity of the borrower or of the pledged collateral, if any. The weaknesses require close supervision by bank management. Loss may not be evident; however, current financials or pledged collateral inadequately protect the loan. Borrowers in this category have well-defined weaknesses that jeopardize the proper liquidation of the debt. They may also have adverse trends, unless improved, that will likely result in repayment over an excessive period of time, or possibly not at all. Weaknesses that exist may indicate the indebtedness may not be current or may not in the future be repaid according to previously agreed upon terms. If loans are current, future performance may be in question. All non-accrual loans shall be graded substandard or doubtful.

Premara Financial, Inc. and Subsidiary

Notes to Consolidated Financial Statements (Unaudited)

Note 3 Loans Receivable, Continued

Doubtful – Loans or portions of loans in this category have one or more weaknesses, which, on the basis of currently existing facts, conditions, and values, make ultimate collection of all principal highly questionable. The possibility of loss is extremely high, and management should make specific loan loss reserve allocations. However, management does not know the amount with certainty of eventual loss because of specific pending factors. Pending factors include: litigation, proposed merger or acquisition or liquidation in progress, injection of new capital in progress or refinancing plans in progress, and pending factors still pending after 18 months must be disregarded and the loan downgraded appropriately.

The following tables present loan balances by credit quality indicator as of September 30, 2017 and December 31, 2016:

September 30, 2017	Residential Real Estate	Commercial Real Estate	Construction and Land	Commercial and Industrial	Consumer and Other	Total
Grade:
Pass	$57,029,962	$94,824,413	$18,394,229	$26,678,749	$643,623	$197,570,976
Special Mention	821,324	-	574,147	3,830,916	-	5,226,387
Substandard	650,160	242,330	-	515,704	-	1,408,194
Doubtful	-	-	-	-	-	-
Ending balance	$58,501,446	$95,066,743	$18,968,376	$31,025,369	$643,623	$204,205,557

December 31, 2016	Residential Real Estate	Commercial Real Estate	Construction and Land	Commercial and Industrial	Consumer and Other	Total
Grade:
Pass	$61,026,702	$88,038,763	$19,456,283	$23,281,579	$672,064	$192,475,391
Special Mention	385,093	1,172,611	-	2,541,207	-	4,098,911
Substandard	1,523,483	-	-	2,592,202	-	4,115,685
Doubtful	-	-	-	-	-	-
Ending balance	$62,935,278	$89,211,374	$19,456,283	$28,414,988	$672,064	$200,689,987

The following tables present an aging analysis of loans as of September 30, 2017 and December 31, 2016:

September 30, 2017	30-59 Days Past Due	60-89 Days Past Due	Greater Than 90 Days	Total Past Due	Current	Total Loans Receivable	Recorded Investments 90 Days and Accruing
Residential real estate	$409,912	$-	$459,644	$869,556	$57,631,890	$58,501,446	$-
Commercial real estate	-	-	-	-	95,066,743	95,066,743	-
Construction and land	-	-	-	-	18,968,376	18,968,376	-
Commercial and industrial	-	-	609,281	609,281	30,416,088	31,025,369	-
Consumer and other	-	-	-	-	643,623	643,623	-
Total	$409,912	$-	$1,068,925	$1,478,837	$202,726,720	$204,205,557	$-

December 31, 2016	30-59 Days Past Due	60-89 Days Past Due	Greater Than 90 Days	Total Past Due	Current	Total Loans Receivable	Recorded Investments 90 Days and Accruing
Residential real estate	$121,678	$-	$964,051	$1,085,729	$61,849,549	$62,935,278	$47,416
Commercial real estate	275,668	183,955	988,656	1,448,279	87,763,095	89,211,374	988,656
Construction and land	-	-	-	-	19,456,283	19,456,283	-
Commercial and industrial	1,154,375	1,345,853	268,066	2,768,294	25,646,694	28,414,988	-
Consumer and other	708	-	25,000	25,708	646,356	672,064	25,000
Total	$1,552,429	$1,529,808	$2,245,773	$5,328,010	$195,361,977	$200,689,987	$1,061,072

Premara Financial, Inc. and Subsidiary

Notes to Consolidated Financial Statements (Unaudited)

Note 3. Loans Receivable, Continued

The following tables present information on the investment in impaired loans as of September 30, 2017 and December 31, 2016:

September 30, 2017	Recorded Investment	Unpaid Principal Balance	Related Allowance
With no related allowance recorded:
Residential real estate	$1,317,345	$1,425,499	$-
Commercial real estate	-	-	-
Construction and land	-	-	-
Commercial and industrial	1,345,357	1,438,807	-
Consumer and other	-	-	-
	2,662,702	2,864,306	-
With related allowance recorded:
Residential real estate	176,809	333,873	9,609
Commercial real estate	242,330	242,330	-
Construction and land	-	-	-
Commercial and industrial	239,595	274,322	276,629
Consumer and other	-	-	-
	658,734	850,525	286,238
Total:
Residential real estate	1,494,154	1,759,372	9,609
Commercial real estate	242,330	242,330	-
Construction and land	-	-	-
Commercial and industrial	1,584,952	1,713,129	276,629
Consumer and other	-	-	-
	$3,321,436	$3,714,831	$286,238

December 31, 2016	Recorded Investment	Unpaid Principal Balance	Related Allowance
With no related allowance recorded:
Residential real estate	$963,293	$1,148,104	$-
Commercial real estate	-	1,843	-
Construction and land	701,247	701,247	-
Commercial and industrial	797,669	890,691	-
Consumer and other	-	-	-
	2,462,209	2,741,885	-
With related allowance recorded:
Residential real estate	722,371	874,885	51,171
Commercial real estate	-	-	-
Construction and land	-	-	-
Commercial and industrial	868,516	895,252	48,988
Consumer and other	-	-	-
	1,590,887	1,770,137	100,159
Total:
Residential real estate	1,685,664	2,022,989	51,171
Commercial real estate	-	1,843	-
Construction and land	701,247	701,247	-
Commercial and industrial	1,666,185	1,785,943	48,988
Consumer and other	-	-	-
	$4,053,096	$4,512,022	$100,159

Premara Financial, Inc. and Subsidiary

Notes to Consolidated Financial Statements (Unaudited)

Note 3. Loans Receivable, Continued

The following tables present information on the average impaired loans and interest recognized on those impaired loans, for the periods indicated:

	Nine Months Ended
	September 30, 2017		September 30, 2016
	Average Recorded Investment	Interest Income Recognized	Average Recorded Investment	Interest Income Recognized
With no related allowance recorded:
Residential real estate	$576,309	$40,443	$845,452	$14,370
Commercial real estate	-	-	1,059,460	-
Construction and land	693,653	-	1,564,717	31,898
Commercial and industrial	1,312,026	41,759	804,636	54,256
Consumer and other	-	-	-	-
	2,581,988	82,202	4,274,265	100,524
With related allowance recorded:
Residential real estate	386,971	-	786,443	-
Commercial real estate	-	15,298	134,944	-
Construction and land	-	-	-	-
Commercial and industrial	383,721	-	752,233	-
Consumer and other	-	-	-	-
	770,692	15,298	1,673,620	-
Total:
Residential real estate	963,281	40,443	1,631,895	14,370
Commercial real estate	-	15,298	1,194,404	-
Construction and land	693,653	-	1,564,717	31,898
Commercial and industrial	1,695,747	41,759	1,556,869	54,256
Consumer and other	-	-	-	-
	$3,352,681	$97,500	$5,947,885	$100,524

	Three Months Ended
	September 30, 2017		September 30, 2016
	Average Recorded Investment	Interest Income Recognized	Average Recorded Investment	Interest Income Recognized
With no related allowance recorded:
Residential real estate	$552,048	$14,023	$900,909	$6,674
Commercial real estate	-	-	538,856	-
Construction and land	688,608	-	1,221,130	11,308
Commercial and industrial	1,374,766	13,271	1,600,125	15,822
Consumer and other	-	-	-	-
	2,615,422	27,294	4,261,020	33,804
With related allowance recorded:
Residential real estate	263,887	-	558,044	-
Commercial real estate	-	4,954	-	-
Construction and land	-	-	-	-
Commercial and industrial	359,074	-	192,617	-
Consumer and other	-	-	-	-
	622,961	4,954	750,661	-
Total:
Residential real estate	815,935	14,023	1,458,953	6,674
Commercial real estate	-	4,954	538,856	-
Construction and land	688,608	-	1,221,130	11,308
Commercial and industrial	1,733,840	13,271	1,792,742	15,822
Consumer and other	-	-	-	-
	$3,238,383	$32,248	$5,011,681	$33,804

Premara Financial, Inc. and Subsidiary

Notes to Consolidated Financial Statements (Unaudited)

Note 3. Loans Receivable, Continued

The following table presents loans on nonaccrual status by loan class at September 30, 2017 and December 31, 2016:

	2017	2016
Residential real estate	$655,750	$1,523,483
Commercial real estate	-	-
Construction and land	-	-
Commercial and industrial	750,660	436,829
Consumer and other	-	-
Total	$1,406,410	$1,960,312

Troubled debt restructurings:

The following table presents loans modified during the nine and three months ended September 30, 2017 that were considered to be a troubled debt restructuring.

	Number of Contracts	Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment
Commercial and industrial	1	$105,874	$105,874

There were no loans modified during the nine and three months ended September 30, 2016 that were considered to be a troubled debt restructuring. During the nine and three months ended September 30, 2017 and 2016 there were no loans that went into default which had previously been restructured.

In the determination of the allowance for loan losses, management considers troubled debt restructurings, and subsequent defaults in these restructurings by evaluating the potential for impairment under ASC 310, and if appropriate, a specific reserve is allocated.

Note 4. Stock Warrants

Each organizer of the Bank received stock warrants giving them the right to purchase up to 4,248 shares at a price of $11 per share. As a result of the Company’s 15% stock dividend in 2013, the warrants were adjusted to 4,885 shares at a purchase price of $9.57 per share. The warrants vested immediately and expired on August 29, 2017. During 2015, the expiration of the warrants for the five of the organizers still actively serving on the Board of Directors was extended to August 29, 2022. No expense was recognized as a result of the modification. During the three months ended September 30, 2017 organizers exercised a total of 19,540 warrants at a price of $9.57 per share. As a result of this exercise an additional $186,998 of capital was raised by the Company. There were no organizer warrants issued, exercised or canceled during the year ended December 31, 2016.

Premara Financial, Inc. and Subsidiary

Notes to Consolidated Financial Statements (Unaudited)

Note 5. Income per Share

Basic income per share is computed by dividing net income available to common stockholders by the weighted-average number of common shares outstanding. Diluted income per share is computed by dividing net income available to common stockholders by the weighted-average number of common shares outstanding and dilutive common share equivalents using the treasury stock method. Dilutive common share equivalents include common shares issuable upon exercise of outstanding stock warrants.

	Nine Months Ended September 30,		Three Months Ended September 30,
	2017	2016	2017	2016
Net income available to common shareholders	$835,412	$654,475	$244,044	$232,636

Weighted average shares outstanding, basic	3,162,630	3,160,268	3,167,277	3,160,268
Effect of dilutive securities	-	-	1,765	-
Weighted average shares outstanding, diluted	3,162,630	3,160,268	3,169,042	3,160,268

Basic income per common share	$0.26	$0.21	$0.08	$0.07
Dilutive income per common share	$0.26	$0.21	$0.08	$0.07

Note 6. Fair Value of Financial Instruments

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability. The price in the principal (or most advantageous) market used to measure the fair value of the asset or liability shall not be adjusted for transaction costs. An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets and liabilities; it is not a forced transaction. Market participants are buyers and sellers in the principal market that are (i) independent, (ii) knowledgeable, (iii) able to transact and (iv) willing to transact.

The use of valuation techniques that are consistent with the market approach, the income approach and/or the cost approach are required. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets and liabilities. The income approach uses valuation techniques to convert future amounts, such as cash flows or earnings, to a single present amount on a discounted basis. The cost approach is based on the amount that currently would be required to replace the service capacity of an asset (replacement cost). Valuation techniques should be consistently applied. Inputs to valuation techniques refer to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable, meaning those that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from independent sources, or unobservable, meaning those that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. In that regard, a fair value hierarchy is established for valuation inputs that gives the highest priority to quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs.

Premara Financial, Inc. and Subsidiary

Notes to Consolidated Financial Statements (Unaudited)

Note 6. Fair Value of Financial Instruments, Continued

Fair value hierarchy:

Level 1	Valuation is based upon quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access.

Level 2	Valuation is based upon quoted prices for similar assets and liabilities in active markets, as well as inputs that are observable for the asset or liability (other than quoted prices), such as interest rates, foreign exchange rates, and yield curves that are observable at commonly quoted intervals.

Level 3	Valuation is generated from model-based techniques that use at least one significant assumption based on unobservable inputs for the assets or liability, which are typically based on an entity’s own assumptions, as there is little, if any, related market activity. In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

The following is a description of the valuation methodologies used for assets and liabilities recorded at fair value.

Securities available-for-sale:

Investment securities classified as available-for-sale are recorded at fair value on a recurring basis. Fair value measurement is based upon quoted prices, if available. If quoted prices are not available, fair values are measured using independent pricing models or other model-based valuation techniques such as the present value of future cash flows, adjusted for the security's credit rating, prepayment assumptions and other factors such as credit loss assumptions. Level 1 securities include those traded on an active exchange, such as the New York Stock Exchange, U.S. Treasury securities that are traded by dealers or brokers in active over-the-counter markets and money market funds. Level 2 securities include mortgage-backed securities issued by government sponsored entities, municipal bonds and corporate debt securities. Securities classified as Level 3 may include asset-backed securities in less liquid markets.

Derivative assets and liabilities:

The values of derivative instruments held or issued by the Company for risk management purposes are traded in over-the-counter markets where quoted market prices are not readily available. For those derivatives, the Company measures fair value using models that use primarily market observable inputs, such as yield curves and option volatilities, and include the value associated with counterparty credit risk. The Company classifies derivative instruments as Level 2 valuation.

Loans:

The Company does not record loans at fair value on a recurring basis. However, from time to time, a loan is considered impaired and an allowance for loan losses is established. Loans for which it is probable that payment of interest and principal will not be made in accordance with the contractual terms of the loan agreement are considered impaired. Once a loan is identified as individually impaired, management measures impairment by estimating the fair value of the impaired loan using one of several methods; including collateral value, market value of similar debt, enterprise value, liquidation value or discounted cash flows. Those impaired loans not requiring an allowance represent loans for which the fair value of the expected repayments or collateral exceed the recorded investments in such loans.

Premara Financial, Inc. and Subsidiary

Notes to Consolidated Financial Statements (Unaudited)

Note 6. Fair Value of Financial Instruments, Continued

For impaired loans that have an allowance established based on the fair value of collateral, a classification in the fair value hierarchy is required. When the fair value of the collateral is based on an observable market price or a current appraised value, the Company records the impaired loan as nonrecurring Level 2. When an appraised value is not available or management determines the fair value of the collateral is further impaired below the appraised value and there is no observable market price, the Company records the impaired loan as nonrecurring Level 3.

Assets and liabilities measured at fair value on a recurring basis:

The tables below present the Company’s assets and liabilities measured at fair value on a recurring basis as of September 30, 2017 and December 31, 2016, aggregated by the level in the fair value hierarchy within which those measurements fall:

	Level 1	Level 2	Level 3	Total
September 30, 2017
Assets:
Securities available for sale:
Collateralized mortgage obligations	$-	$477,619	$-	$477,619
Mortgage-backed securities	-	7,738,641	-	7,738,641
Municipal bonds - non-taxable	-	16,434,009	-	16,434,009
Municipal bonds - taxable	-	4,506,219	-	4,506,219
Other securities	-	3,783,890	-	3,783,890
Total Investments	-	32,940,378	-	32,940,378
Total assets measured at fair value on a recurring basis	$-	$32,940,378	$-	$32,940,378

Liabilities:
Derivative instruments:
Interest rate swaps	$-	$209,337	$-	$209,337
Total liabilities measured at fair value on a recurring basis	$-	$209,337	$-	$209,337

	Level 1	Level 2	Level 3	Total
December 31, 2016
Assets:
Securities available for sale:
Collateralized mortgage obligations	$-	$558,314	$-	$558,314
Mortgage-backed securities	-	7,066,845	-	7,066,845
Municipal bonds - non-taxable	-	16,231,530	-	16,231,530
Municipal bonds - taxable	-	4,581,258	-	4,581,258
Other securities	-	3,022,246	-	3,022,246
Total Investments	-	31,460,193	-	31,460,193
Total assets measured at fair value on a recurring basis	$-	$31,460,193	$-	$31,460,193

Liabilities:
Derivative instruments:
Interest rate swaps	$-	$208,748	$-	$208,748
Total liabilities measured at fair value on a recurring basis	$-	$208,748	$-	$208,748

Premara Financial, Inc. and Subsidiary

Notes to Consolidated Financial Statements (Unaudited)

Note 6. Fair Value of Financial Instruments, Continued

Assets and liabilities measured at fair value on a non-recurring basis:

The table below presents the Company’s assets measured at fair value on a non-recurring basis as of September 30, 2017 and December 31, 2016, aggregated by the level in the fair value hierarchy within which those measurements fall:

	Level 1	Level 2	Level 3	Total
September 30, 2017
Impaired loans	$-	$-	$3,035,198	$3,035,198

	Level 1	Level 2	Level 3	Total
December 31, 2016
Impaired loans	$-	$-	$3,952,937	$3,952,937

The Company had no liabilities measured at fair value on a non-recurring basis at September 30, 2017 or December 31, 2016.

For Level 3 assets measured at fair value on a non-recurring basis as of September 30, 2017 and December 31, 2016, the significant unobservable inputs used in the fair value measurements were as follows:

	Fair Value at September 30, 2017	Fair Value at December 31, 2016	Valuation Technique	Significant Unobservable Inputs	General Range of Significant Unobservable Input Values

Impaired Loans	$3,035,198	$3,952,937	Appraised Value/Discounted Cash Flows/ Market Value of Note	Discounts to reflect current market conditions, ultimate collectability, and estimated costs to sell	0 – 10%

Note 7. Subsequent Events

Subsequent events are events or transactions that occur after the balance sheet date, but before financial statements are issued. Recognized subsequent events are events or transactions that provide additional evidence about conditions that existed at the date of the balance sheet, including the estimates inherent in the process of preparing financial statements. Nonrecognized subsequent events are events that provide evidence about conditions that did not exist at the date of the balance sheet but arose after that date. Management has reviewed events occurring through December 21, 2017, the date the financial statements were available to be issued. An expense of $2,007,224 was recognized on December 5, 2017 for the termination of the core processing and ancillary services contract. No other subsequent events occurred requiring accrual or disclosure.